UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JUNE 15, 2005


                            HAMPTON CONSULTING CORP.
             (Exact name of registrant as specified in its charter)


           Utah                      000-12993                  87-0373840
-----------------------------       -----------            ------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)


                          207 S. MAIN, PRATT, KS 67124
               (Address of Principal Executive Office) (Zip Code)


                                  620-672-3472
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective as of June 15, 2005 our wholly owned subsidiary, Hampton & Hampton, P.A., Inc. (Hampton), entered into a reverse Asset Purchase and Sale Agreement with W.H. Williams CPA, Inc. (Williams). Under mutual agreement Williams re-acquired for a total purchase price of $176,000.00 substantially all of the assets, inclusive of client lists, accounts receivable, furniture, and fixtures. This includes the tangible and intangible personal property pursuant to the following schedule:

         $125,000 at closing
         $51,000 Promissory Note (3 year term)

The real estate acquired by Hampton under a debt agreement as part of the original acquisition of Williams on September 30, 2004 has been dissolved and Hampton is relieved of any further obligation with regard to the real property.

The agreement reverses the acquisition of W.H. Williams CPA, Inc. by Hampton that occurred under agreement date September 30, 2004.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit No.     Description
      -----------     ---------------------------------------------------------
          11.1         Asset Purchase and Sale Agreement
          11.2         Promissory Note
          11.3         Williams Guaranty Agreement

































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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                      HAMPTON CONSULTING CORP.

                                                      By:  /s/ Von Hampton
                                                           ---------------------
                                                           Von Hampton
                                                           President

Dated:  This 28th  day of June 2005



























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


                                INDEX TO EXHIBITS



      Exhibit No.     Description
      -----------     ---------------------------------------------------------
          11.1         Asset Purchase and Sale Agreement
          11.2         Promissory Note
          11.3         Williams Guaranty Agreement